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                                                                   EXHIBIT 23(B)



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-66089 of Norwest Financial, Inc. on Form S-3 of our report dated January 18, 1999, appearing in the Annual Report on Form 10-K of Norwest Financial, Inc. for the year ended December 31, 1998 and to reference to us under the heading of "Experts" in the Prospectus, which is part of this Registration Statement.


Chicago, Illinois

April 8, 1999